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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 17, 2000, in the Registration Statement (Form S-1) and related Prospectus of ORATEC Interventions, Inc. for the registration of 4,600,000 shares of its common stock.

                                          /s/ Ernst & Young LLP
Palo Alto, California
January 31, 2000